SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Amendment No. __
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[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL EXCHANGE-TRADED FUNDS
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Principal Exchange-Traded Funds 711 High Street, Des Moines, IA 50392 515 247 5111 tel
March 14, 2022
Dear Shareholder:
A Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of Principal Healthcare Innovators ETF, Principal Millennials ETF, Principal Quality ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Multi-Factor ETF, and Principal Value ETF (each, a "Fund" and together, the "Funds"), each a separate series of Principal Exchange-Traded Funds ("PETF"), will be held on May 24, 2022, at 10:00 a.m., Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
At the Meeting, shareholders of each Fund will be asked to approve an amendment to the Fund's fundamental investment restriction relating to concentration. Each Fund is currently considered passively managed because each seeks performance results that closely correspond, before expenses, to those of an index. As described in more detail in the accompanying Proxy Statement, the PETF Board of Trustees approved a proposal for each Fund to become actively managed. Because each Fund currently is subject to a fundamental investment restriction relating to concentration that is tied to the index that each Fund currently seeks to track, the PETF Board of Trustees, in connection with the proposal for each Fund to become actively managed, also approved an amendment to each Fund's fundamental investment restriction relating to concentration. The proposed amendment unties each Fund's concentration restriction from the index as the index will no longer exist or be maintained. The accompanying Proxy Statement describes in detail the implications of approval of this proposal on each Fund's strategy and risk profile.
Enclosed you will find a Notice of Joint Special Meeting of Shareholders, a Proxy Statement, and the proxy card(s) for shares of each Fund you owned as of the close of business on March 7, 2022, the record date for the Meeting. The Proxy Statement provides background information and describes in detail the proposal to be voted on at the Meeting.

The PETF Board of Trustees has voted in favor of the proposal for each Fund and recommends that you vote “For” the proposal.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then vote your shares in one of the following three ways:

By Internet:	Follow the instructions located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available at the time you log on.

By Phone:	The phone number is located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.

By Mail:	Vote, sign, and date your proxy card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
You may also vote your shares in person at the Meeting. Shareholders may call 1-844-749-3636 to obtain instructions on how to attend the Meeting and vote their shares in person.
We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call our Shareholder Services Department toll-free at 1-844-749-3636.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer, Principal Exchange-Traded Funds
2

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

Principal Healthcare Innovators ETF	Principal U.S. Mega-Cap ETF
Principal Millennials ETF	Principal U.S. Small-Cap Multi-Factor ETF
Principal Quality ETF	Principal Value ETF
To the Shareholders of the above Funds:
Notice is hereby given that a Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of Principal Healthcare Innovators ETF, Principal Millennials ETF, Principal Quality ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Multi-Factor ETF, and Principal Value ETF (each, a "Fund" and together, the "Funds"), each a separate series of Principal Exchange-Traded Funds ("PETF"), will be held on May 24, 2022, at 10:00 a.m., Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
A Proxy Statement providing information about the following proposal to be voted on at the Meeting is included with this Notice. The Meeting is being held to consider and vote on such proposal, as well as any other business that may properly come before the Meeting.
Proposal:    Approval to amend the Fund's fundamental investment restriction relating to concentration, as follows:

Fund	Current Investment Restriction	Proposed Investment Restriction
Principal Healthcare Innovators ETF	Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Given the present composition of its underlying index, the Principal Healthcare Innovators ETF expects to have more than 25% of its assets invested in industries within the healthcare sector.	The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the healthcare sector.
Principal Millennials ETF	Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated.
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the consumer discretionary sector and one or more industries within the communication services sector.

Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF	Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated.	The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.
The PETF Board of Trustees has voted in favor of the proposal for each Fund and recommends that you vote “For” the proposal.

Approval of the proposal for each Fund requires the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement under "Voting Information - Voting rights") of the Fund.
Each Fund shareholder of record at the close of business on March 7, 2022, the record date for the Meeting, is entitled to receive notice of and to vote at the Meeting. Shareholders may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement under "Voting Information - Voting procedures."
To save each Fund from incurring the cost of additional solicitations, please review the proxy materials and vote today. If you own shares in more than one Fund, you will have a separate proxy card for each such Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or the Internet).

For the Board of Trustees

Beth C. Wilson
Vice President and Secretary
Dated: March 14, 2022

Important Notice Regarding Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022

The Notice of Joint Special Meeting of Shareholders, Proxy Statement, and Form of Proxy Card are available on the Internet at www.proxyvote.com.

PRINCIPAL EXCHANGE-TRADED FUNDS
711 High Street
Des Moines, Iowa 50392
PROXY STATEMENT
JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2022
_________________
INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Principal Exchange-Traded Funds ("PETF") to be used at a Joint Special Meeting of Shareholders (including any postponements or adjournments, the "Meeting") of Principal Healthcare Innovators ETF, Principal Millennials ETF, Principal Quality ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Multi-Factor ETF, and Principal Value ETF (each, a "Fund" and together, the "Funds"), each a separate series of PETF, to be held on May 24, 2022, at 10:00 a.m., Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392. This Proxy Statement and accompanying form of proxy card will be sent to shareholders of each Fund on or about March 24, 2022. Shareholders of each Fund of record at the close of business on March 7, 2022, are entitled to notice of and to vote on the proposal related to such Fund, as set forth below.
PETF is a Delaware statutory trust and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PETF currently offers 14 separate series, including the Funds.

PETF's sponsor is Principal Life Insurance Company, an insurance company organized in 1879 under the laws of the State of Iowa (“Principal Life”), and Principal Global Investors, LLC (“PGI”) is the investment advisor to each Fund. Principal Life and PGI are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. (“PFG”). The address of Principal Life and PGI is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203, is the principal underwriter and distributor of Creation Units for the Funds. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as PETF's sub-administrator.
PETF will furnish, without charge, copies of its most recent Annual and Semi-Annual Shareholder Reports to any shareholder upon request. To obtain a copy of a report, please contact PETF by calling the Shareholder Services Department toll-free at 1-866-345-5954 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. Copies of each Fund's most recent Annual and Semi-Annual Shareholder Reports can also be obtained at www.principaletfs.com.

VOTING INFORMATION
Voting procedures. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by Internet or telephone. Shareholders who wish to attend the Meeting in person may call 1-844-749-3636 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by Internet or telephone), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by Internet or telephone) or "For" approval of the proposal if you do not give an indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Exchange-Traded Funds, in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Exchange-Traded Funds, in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or via the Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting rights. Only shareholders of record at the close of business on March 7, 2022 (the “Record Date”) are entitled to vote. Shareholders of each Fund will vote together on the proposal as it applies to that Fund. You are entitled to one vote on the proposal for each share of that Fund you hold, and fractional votes for fractional shares held.

For approval, the proposal requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to each Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, a proposal could be approved by as little as approximately one-third of the outstanding voting securities of the Fund to which that proposal applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information is set forth in Appendix A to this Proxy Statement.
Quorum requirements; abstentions and broker non-votes. A quorum must be present at the Meeting for the transaction of business by any Fund. The presence in person or by proxy of one-third of the shares of each Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. As a result, because the proposal requires the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against the proposal.

Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on the proposal. Accordingly, a broker non-vote on the proposal will have the same effect as a vote against the proposal. PETF understands that, under the rules of the New York Stock Exchange (the "NYSE"), brokers and nominees may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's request for voting instructions. A broker non-vote occurs when a broker or nominee properly submits a proxy but indicates it has not received voting instructions from a shareholder and is barred from voting the shares on a proposal without such shareholder instructions because the proposal is considered non-routine under the rules of the NYSE. Broker non-votes typically occur when both routine and non-routine proposals are being considered at a meeting. The proposal is considered non-routine under the rules of the NYSE. Accordingly, because shareholders are being asked to vote only on that proposal, it is expected that there will be no broker non-votes at the Meeting.
If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting for any Fund, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting for any such Fund in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation Procedures. PETF intends to solicit proxies by mail. Officers or employees of PETF, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PETF will reimburse them for their out-of-pocket expenses. PETF has retained the services of a professional proxy soliciting firm, Broadridge Financial Solutions, Inc., to assist in soliciting proxies and provide other services in connection therewith and estimates that the cost of such services will be approximately $40,000 in total for all Funds. As described in the following paragraph, these costs ultimately will be borne by PGI and not the Funds.
Expenses of the Meeting. PGI will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies.

PROPOSAL: APPROVAL TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
RELATING TO CONCENTRATION

Introduction

PETF has adopted certain investment policies for each Fund, which it generally refers to as “investment restrictions,” that only can be changed by a vote of shareholders. Such investment restrictions are considered “fundamental.” The 1940 Act requires that certain policies be fundamental, and the Board may elect to designate other policies as fundamental.

Shareholders of each Fund are being asked to approve an amendment to the Fund's fundamental investment restriction relating to concentration. Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The Staff of the SEC takes the position that any fund that invests more than 25% of its total assets in a particular industry (excluding the U.S. government, its agencies or instrumentalities) is deemed to be "concentrated" in that industry. The proposed amendment to the fundamental investment restriction relating to concentration for each Fund, as well as the rationale supporting such recommendation, is set forth below.

Proposed Amendment and Rationale
Each Fund is currently considered passively managed because each seeks performance results that closely correspond, before expenses, to those of an index. At its December 13-14, 2021 meeting, the Board approved a proposal for each Fund to become actively managed, for a variety of reasons that are intended to benefit shareholders, including, for example, improved portfolio implementation flexibility and operational efficiencies. In connection with that proposal, and upon the recommendation of PGI, the investment advisor to each Fund, the Board also approved the amendment of each Fund's investment restriction relating to concentration (which is currently tied to the index that each Fund seeks to track), along with certain other changes to each Fund as described below.
Each Fund's current investment restriction relating to concentration is as follows:
"Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Given the present composition of its underlying index, the Principal Healthcare Innovators ETF expects to have more than 25% of its assets invested in industries within the healthcare sector."
If the Funds become actively managed, as approved by the Board, the Funds would no longer follow the "underlying index" referenced in the above investment restriction, and the "underlying index" would no longer exist or be maintained for any Fund. Under the current passive management strategy, the Principal Healthcare Innovators and Principal Millennials ETFs are currently concentrated in one or more industries, based upon the composition of the index each Fund seeks to track; the Principal Quality, Principal U.S. Mega-Cap, Principal U.S. Small-Cap Multi-Factor, and Principal Value ETFs are not currently concentrated in one or more industries, based upon the composition of the index each Fund seeks to track. Because the active strategy approved by the Board is intended to result in a substantially similar investment portfolio for each Fund, the Board seeks to amend each Fund's investment restriction relating to concentration from one that tracks the index to one that reflects each Fund's current and anticipated portfolio, without reference to an index.
The Board is proposing that each Fund adopt the following fundamental investment restriction relating to concentration:
For the Principal Healthcare Innovators ETF Only

Proposed Investment Restriction	Rationale
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the healthcare sector.	The index and investments of this Fund currently concentrate in one or more industries within the healthcare sector, and the investments of the Fund are expected to so concentrate in the future.
For the Principal Millennials ETF Only

Proposed Investment Restriction	Rationale
The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the consumer discretionary sector and one or more industries within the communication services sector.
The index and investments of this Fund currently concentrate in one or more industries within the consumer discretionary sector and one more more industries within the communication services sector, and the investments of the Fund are expected to so concentrate in the future.

For the Principal Quality ETF, Principal U.S. Mega-Cap ETF, Principal U.S. Small-Cap Multi-Factor ETF,
and Principal Value ETF Only

Proposed Investment Restriction	Rationale
The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries.	The indices and investments of these Funds do not currently concentrate in an industry or related group of industries, and the investments of the Funds are not expected to so concentrate in the future.

As a shareholder of a Fund, you are being asked only to approve the above amendment to your Fund's fundamental investment restriction relating to concentration. In connection with each Fund's amended concentration restriction (if approved) and related change to active management, however, there will be corresponding changes to each Fund's investment objective, from one that focuses on seeking investment results that closely correspond, before expenses, to the performance of an index to one that focuses on seeking long-term growth of capital, as well as changes to each Fund's principal strategies and risks, non-fundamental restriction under Rule 35d-1 (known as the Names Rule), and benchmark. These changes reflect the transition of these Funds from passively managed funds that seek to track the performance of an index into actively managed funds; however, they are not otherwise intended to materially change the portfolio construction process, security selection process, or risks of any Fund. Additionally, the Principal Millennials ETF will be re-named the Principal Millennial Global Growth ETF. All of these changes will be communicated to shareholders by supplements, as well as amendments to the Funds' Registration Statement.

The change from passive management to active management will not result in any changes to the portfolio management team of any Fund. Following the transition to active management, the portfolio management team initially intends to apply the same rules-based and systematic portfolio construction processes and security selection that are currently used in the construction of each Fund's index. Accordingly, the proposed changes are expected to result in minimal changes to PGI's current investment process with regard to security selection for each Fund, although the proposed change from passive to active management provides additional flexibility for the team to evaluate and modify the selection and weighting processes over time.
The Board has concluded that the proposed amendment to the investment restriction relating to concentration for each Fund is appropriate and will benefit each Fund and its shareholders. If approved by shareholders of a Fund, each amended investment restriction will become effective as to that Fund - and, correspondingly, each Fund will become actively managed - as soon as reasonably practicable.
Required vote. For each Fund, approval of the proposal will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information - Voting rights") of that Fund. If the proposed amendment is not approved by shareholders of a Fund, the current investment restriction will remain in effect as to that Fund, and the Board will re-assess the proposal for that Fund.

The Board recommends that the shareholders of each Fund vote “For” the Proposal applicable to the Fund.

OTHER MATTERS
PETF does not know of any matters to be presented at the Meeting other than the proposal described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

PETF is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PETF or any Fund must be received by PETF a reasonable time before PETF commences soliciting proxies for that meeting in order for such proposals to be included in the proxy materials relating to that meeting. PETF has adopted procedures by which shareholders may recommend nominees to the PETF Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://www.principalglobal.com/documentdownload/160950.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PETF has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll-free at 1-866-345-5954 or by writing to PETF at Principal Exchange-Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. PETF will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF TRUSTEES
March 14, 2022
Des Moines, Iowa
It is important that proxies be returned promptly. Therefore, you are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give your proxy by Internet or telephone immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each Fund.

Fund	SHARES OUTSTANDING
Principal Healthcare Innovators ETF	1,800,001
Principal Millennials ETF	1,050,001
Principal Quality ETF	1,250,001
Principal U.S. Mega-Cap ETF	37,650,001
Principal U.S. Small-Cap Multi- Factor ETF	17,000,001
Principal Value ETF	3,250,001
As of the Record Date, the PETF trustees and officers together owned beneficially less than 1% of the outstanding shares of any of the Funds.
As of the Record Date, the following persons owned of record, or were known by PETF to own beneficially, 5% or more of the outstanding shares of any of the Funds.

Fund	Percent of Ownership	Number of Shares	Name and Address of Owner
Principal Healthcare Innovators ETF	17.22%	850,000	State Street Bank and Trust Company John Hancock Tower 200 Clarendon St Boston, MA 02116
	13.14%	236,596	National Financial Services, LLC 200 Liberty St One World Financial Center New York, NY 10281-1003
	7.03%	126,498	Charles Schwab 211 Main Street San Francisco, CA 94105
Principal Millennials ETF	37.30%	391,651	Pershing LLC One Pershing Plaza Jersey City, NJ 07399
A-1

	17.15%	180,074	National Financial Services, LLC 200 Liberty St One World Financial Center New York, NY 10281-1003
	12.76%	133,989	Goldman Sachs 200 West Street New York, NY 10282
	10.73%	112,641	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179
	6.56%	68,871	TD Ameritrade 200 S 108th Ave Omaha, NE 68154
Principal Quality ETF	66.29%	828,678	Pershing LLC One Pershing Plaza Jersey City, NJ 07399
	11.00%	137,465	National Financial Services, LLC 200 Liberty St One World Financial Center New York, NY 10281-1003
	8.38%	104,754	TD Ameritrade 200 S 108th Ave Omaha, NE 68154
	5.41%	67,594	E*Trade Clearing LLC 75 Rockefeller Plaza, Ste 1700 New York, NY 10019
Principal U.S. Mega-Cap ETF	80.08%	30,150,381	Bank of New York Mellon 225 Liberty St New York, NY 10286
	6.38%	2,400,464	Pershing LLC One Pershing Plaza Jersey City, NJ 07399
Principal U.S. Small-Cap Multi-Factor ETF	90.29%	15,350,000	Bank of New York Mellon 225 Liberty St New York, NY 10286
	5.16%	877,186	Pershing LLC One Pershing Plaza Jersey City, NJ 07399
Principal Value ETF	83.62%	2,717,600	Pershing LLC One Pershing Plaza Jersey City, NJ 07399
	7.76%	252,266	Charles Schwab 211 Main Street San Francisco, CA 94105
A-2

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal Healthcare Innovators ETF, as follows: Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Given the present composition of its underlying index, the Principal Healthcare Innovators ETF expects to have more than 25% of its assets invested in industries within the healthcare sector. Proposed Investment Restriction: The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the healthcare sector. D73555-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73556-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal Millennials ETF, as follows: Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Proposed Investment Restriction: The Fund will concentrate its investments (invest more than 25% of its assets) in one or more industries within the consumer discretionary sector and one or more industries within the communication services sector. D73557-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73558-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal U.S. Small-Cap Multi-Factor ETF, as follows: Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Proposed Investment Restriction: The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries. D73559-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73560-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal Quality ETF, as follows Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Proposed Investment Restriction: The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries. D73561-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73562-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal Value ETF, as follows: Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Proposed Investment Restriction: The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries. D73563-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73564-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735 2. Transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. 1. Approval to amend the fundamental investment restriction relating to concentration for the Principal U.S. Mega-Cap ETF, as follows: Current Investment Restriction: Each index ETF will not concentrate its investments in a particular industry except to the extent its underlying index is so concentrated. Proposed Investment Restriction: The Fund may not concentrate, as that term is used in the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time, its investments in a particular industry or group of industries. D73565-S41563 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING: THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. ! ! ! For Against Abstain To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be Held on May 24, 2022: The Notice and Proxy Statement is available at www.proxyvote.com. D73566-S41563 The undersigned holder of shares of beneficial interest of the Fund hereby appoints Kamal Bhatia, Laura B. Latham, Britney L. Schnathorst, Adam U. Shaikh, Beth C. Wilson, and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Joint Special Meeting of Shareholders of the Funds to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on May 24, 2022 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF JOINT SPECIAL MEETING AND PROXY STATEMENT. PRINCIPAL EXCHANGE-TRADED FUNDS JOINT SPECIAL MEETING OF SHAREHOLDERS Principal Healthcare Innovators ETF Principal Millennials ETF Principal Quality ETF Principal U.S. Mega-Cap ETF Principal U.S. Small-Cap Multi-Factor ETF Principal Value ETF (each, a “Fund” and together, the “Funds”) May 24, 2022 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.